Exhibit 99
                                                               ----------
   SCHIFF HARDIN & WAITE
   6600 Sears Tower, Chicago, Illinois 60606-6473
   Telephone (312) 258-5500   Facsimile (312) 258-5700


   Frederick L. Hartmann
   (312) 258-5656
   Email: fhartmann@schiffhardin.com




                                 May 6, 2003

   Newell Rubbermaid Inc.
   29 East Stephenson Street
   Freeport, Illinois  61032

   Ladies and Gentlemen:

        We have acted as counsel to Newell Rubbermaid Inc., a Delaware corporation (the "Company"), in connection with (i) a Registration Statement on Form S-3 (File No. 333-88050) relating to certain securities of the Company, including debt securities, as filed with the Securities and Exchange Commission (the "Commission") on May 10, 2002 under the Securities Act of 1933, as amended (the "Securities Act"), Amendment No. 1 to the registration statement, as filed with the Commission on June 19, 2002, and Amendment No. 2 to the registration statement, as filed with the Commission on July 10, 2002 (such registration statement, as so amended, being hereinafter referred to as the "2002 Registration Statement") registering securities of the Company, including among other securities, debt securities, and (ii) a Registration Statement on Form S-3 (File No. 333-103773) filed by the Company with the Commission on March 12, 2003 under the Securities Act, Amendment No. 1 to the registration statement, as filed with the Commission on March 31, 2003, and Amendment No. 2 to the registration statement, as filed with the Commission on April 4, 2003 (such registration statement, as so amended, being hereinafter referred to as the "2003 Registration Statement", and, together with the 2002 Registration Statement, the "Registration Statement"), registering securities of the Company, including among other securities, debt securities. We have also acted as counsel to the Company in connection with (i) the issuance and sale of the Company's 2.00% Notes Due May 1, 2005 in the aggregate principal amount of $150,000,000 (the "Two Year Notes") in an underwritten public offering pursuant to an Underwriting Agreement dated as of May 1, 2003 between the Company and the underwriters named therein and (ii) the issuance and sale of the Company's 4.00% Notes due 2010 in the aggregate principal amount of $250,000,000 (the "Seven Year Notes", and, together with the Two Year Notes, the "Notes") in an underwritten public offering pursuant to an Underwriting Agreement







   Newell Rubbermaid Inc.
   May 6, 2003
   Page 2

   dated as of May 1, 2003 between the Company and the underwriters named therein.

        The Notes are to be issued under an indenture, dated as of November 1, 1995, between the Company and The Chase Manhattan Bank (National Association) (now known as JPMorgan Chase Bank), as trustee, as filed as Exhibit 4.1 to the Company's Current Report on Form 8-K dated May 3, 1996 (the "Indenture").

        This opinion is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

        In connection with our opinion, we have examined the Registration Statement, including the exhibits thereto, and such other documents, corporate records, and instruments and have examined such laws and regulations as we have deemed necessary for the purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents.

        In rendering the opinions in this letter we have assumed, without independent investigation or verification, that each party to each of the documents executed or to be executed, other than the Company,
   (a) is validly existing and in good standing under the laws of its jurisdiction of organization, (b) has full power and authority to execute such documents to which it is a party and to perform its obligations thereunder, (c) has taken all necessary action to authorize execution of such documents on its behalf by the persons executing same, (d) has properly executed and delivered, or will properly execute and deliver, each of such documents to which it is a party, and (e) has duly obtained all consents or approvals of any nature from and made all filings with any governmental authorities necessary for such party to execute, deliver or perform its obligations under such documents to which it is a party. In addition, in rendering such opinions we have assumed, without independent investigation or verification, (i) that the execution and delivery of, and performance of their respective obligations under, the documents executed or to be executed by each party thereto, other than the Company, do not violate any law, rule, regulation, agreement or instrument binding upon such party and (ii) that each of such documents is the legal, valid and binding obligation of, and enforceable against, each party thereto, other than the Company.

        Based on the foregoing and subject to the qualifications set forth below, we are of the opinion that the Notes, when issued, authenticated and delivered in accordance with the provisions of the Underwriting Agreement, the Indenture and the Officer's Certificate







   Newell Rubbermaid Inc.
   May 6, 2003
   Page 3

   and Company Order required under Sections 301 and 303 of the Indenture, against payment of the agreed-upon consideration therefor, will be legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

        The opinions set forth above are subject to the following qualifications:

        A. The opinions expressed herein with respect to the legality, validity, binding nature and enforceability of the Notes is subject to
   (i) applicable laws relating to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally, whether now or hereafter in effect and (ii) general principles of equity, including, without limitation, concepts of materiality, laches, reasonableness, good faith and fair dealing and the principles regarding when injunctive or other equitable remedies will be available (regardless of whether considered in a proceeding at law or in equity).

        B. The foregoing opinions are limited to the laws of the State of Illinois, the State of New York, the General Corporation Law of Delaware, and the federal laws of the United States of America, and we express no opinion as to the laws of any other jurisdiction.

        The opinions expressed in this opinion letter are as of the date of this opinion letter only and as to the laws covered hereby only as they are in effect on that date. The opinions herein are limited to the matters expressly set forth in this opinion letter, and no opinion is given or may be inferred beyond the matters expressly set forth in this opinion letter.

        We hereby consent to the filing of this opinion as Exhibit 99 to the Company's Current Report on Form 8-K and to the reference to us under the caption "Legal Matters" in the Prospectus Supplement and the Prospectus contained in the Registration Statement.


                                      Very truly yours,

                                      SCHIFF HARDIN & WAITE



                                      By:  /s/ Frederick L. Hartmann
                                           -----------------------------
                                               Frederick L. Hartmann